SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 14, 1999
         --------------------------------------------------------------


                           FLEET FINANCIAL GROUP, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                   1-6366                      05-0341324
         --------------------------------------------------------------
          (Commission File Number)  (IRS Employer Identification No.)


                 One Federal Street, Boston, Massachusetts 02110
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 346-4000
                                                            -------------

                    -----------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.           Other Events.
                  -------------

                  Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99(a).


Item 7.           Financial Statements and Other Exhibits.
                  ----------------------------------------

                  Exhibit No.       Description
                  -----------       -----------

                  Exhibit 99(a)     Earnings Press Release dated July 14, 1999



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Fleet has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                            FLEET FINANCIAL GROUP, INC.



                                            By: /s/ Robert C. Lamb, Jr.
                                                --------------------------------
                                                    Robert C. Lamb, Jr.
                                                    Controller
                                                    Chief Accounting Officer


Date:  July 14, 1999